--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 12, 2002
Securitized Products Group     [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------



                                     REVISED
                             COMPUTATIONAL MATERIALS



                                  $256,088,000
                                  APPROXIMATELY



                        MORGAN STANLEY ABS CAPITAL I INC.
                                 SERIES 2002-HE3



                       MORTGAGE PASS-THROUGH CERTIFICATES


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 12, 2002
Securitized Products Group     [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------


                           APPROXIMATELY $256,088,000
               MORGAN STANLEY ABS CAPITAL I INC., SERIES 2002-HE3


                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR


                               THE PROVIDENT BANK
                                    SERVICER


                             TRANSACTION HIGHLIGHTS
                             ----------------------

--------------------------------------------------------------------------------------------------------------
                                                                                             MODIFIED
                                                                            AVG LIFE TO    DURATION TO
OFFERED                                               EXPECTED RATINGS         CALL /          CALL /
CLASSES        DESCRIPTION          BALANCE         (S&P/FITCH/ MOODY'S)     MTY(1)(2)      MTY(1)(2)(3)
--------------------------------------------------------------------------------------------------------------
  A-1          Not Offered        $240,932,000                       *****Not Offered*****
--------------------------------------------------------------------------------------------------------------
  A-2            Floater          $170,090,000          AAA/AAA/Aaa         2.87 / 3.18     2.74 / 3.00
--------------------------------------------------------------------------------------------------------------
  M-1            Floater          $30,352,000            AA/AA/Aa2          5.34 / 5.90     4.95 / 5.38
--------------------------------------------------------------------------------------------------------------
  M-2            Floater          $27,823,000              A/A/A2           5.32 / 5.82     4.75 / 5.11
--------------------------------------------------------------------------------------------------------------
  B-1            Floater          $21,500,000           BBB/BBB/Baa2        5.30 / 5.63     4.58 / 4.80
--------------------------------------------------------------------------------------------------------------
  B-2            Floater           $6,323,000          BBB-/BBB-/Baa3       5.23 / 5.25     4.46 / 4.48
--------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
--------------------------------------------------------------------------------

                                                  INITIAL
OFFERED    PAYMENT WINDOW TO CALL /            SUBORDINATION
CLASSES           MTY(1)(2)                       LEVEL              BENCHMARK
--------------------------------------------------------------------------------
  A-1                        *****Not Offered*****
--------------------------------------------------------------------------------
  A-2    12/02 - 11/10 / 12/02 - 4/20             18.75%            1 Mo. LIBOR
--------------------------------------------------------------------------------
  M-1     2/06 - 11/10 / 2/06 - 7/17              12.75%            1 Mo. LIBOR
--------------------------------------------------------------------------------
  M-2      1/06- 11/10/ 1/06 - 4/16                7.25%            1 Mo. LIBOR
--------------------------------------------------------------------------------
  B-1    12/05 - 11/10 / 12/05 - 6/14              3.00%            1 Mo. LIBOR
--------------------------------------------------------------------------------
  B-2    12/05 - 11/10 / 12/05 - 7/11              1.75%            1 Mo. LIBOR
--------------------------------------------------------------------------------


Notes:      (1)   Certificates are priced to the 10% optional clean-up call.
            (2)   Based on the pricing prepayment speed.  See details below.
            (3)   Assumes pricing at par.


ISSUER:                 Morgan Stanley ABS Capital I Inc. Trust 2002-HE3.

DEPOSITOR:              Morgan Stanley ABS Capital I Inc.

ORIGINATORS:            o     Accredited Home Lenders, Inc.
                        o     Decision One Mortgage

SERVICER:               The Provident Bank.

TRUSTEE:                Deutsche Bank National Trust Company.

MANAGERS:               Morgan Stanley (lead manager), Utendahl Capital
                        Partners, L.P. and The Williams Capital Group, L.P.

RATING AGENCIES:        Standard & Poor's, Fitch Ratings and Moody's Investors
                        Service.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

OFFERED CERTIFICATES:   Classes A-2, M-1, M-2, B-1 and B-2 Certificates.

EXPECTED CLOSING DATE:  November 26, 2002 through DTC and Euroclear or
                        Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning December 26, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:      The Distribution Date occurring in December 2032.

DUE PERIOD:             For any Distribution Date, the period commencing on the
                        second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL        The interest accrual period for the Offered Certificates
PERIOD:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to the current
                        Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:         The Trust will consist of two groups of adjustable and
                        fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS: Approximately $296.5 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE       Approximately $209.3 million of Mortgage Loans that
LOANS:                  predominantly have original principal balances that do
                        not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT      o   Fixed Rate Mortgage Loans: CPR starting at
SPEED:                      approximately 1.5333% CPR in month 1 and increasing
                            to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter

                        o   ARM Mortgage Loans:  CPR of 25%

CREDIT ENHANCEMENT:     The Offered Certificates are credit enhanced by:
                        1)  Net monthly excess cashflow from the Mortgage Loans,
                        2)  1.75% overcollateralization (funded upfront).  After
                            the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the initial balance of the Mortgage Loans, and
                        3)  Subordination of distributions on the more
                            subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT      For any Distribution Date, the percentage obtained by
PERCENTAGE:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

STEP-DOWN DATE:         The later to occur of:
                        (x)  The earlier of:
                             (a) the Distribution Date occurring in December 2005; and
                             (b) the Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                        (y)  the first Distribution Date on which the Senior
                             Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 37.50%

TRIGGER EVENT:          A Trigger Event is in effect on any Distribution Date if
                        (i) on that Distribution Date the 60 Day+ Rolling
                        Average equals or exceeds 40% of the prior period's
                        Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION   Class A:             18.75%
PERCENTAGE:             Class M-1:           12.75%
                        Class M-2:            7.25%
                        Class B-1:            3.00%
                        Class B-2:            1.75%

OPTIONAL CLEAN-UP CALL: When the current aggregate principal balance of the
                        Mortgage Loans is less than or equal to 10% of the total initial principal balance of the Mortgage Loans as of the Cut-off Date. The applicable fixed margin will increase 100% on the Class A Certificates and 50% on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

STEP-UP COUPONS:        For all Offered Certificates the coupon will increase
                        after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH  The Class A-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH  The Class A-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH  The Class M-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH  The Class M-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH  The Class B-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH  The Class B-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:       As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:      As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

CLASS A-1 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-1 Certificates will equal the sum
                        of:
                        (i)   the excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                        (ii)  any Class A-1 Basis Risk Carry Forward Amount
                              remaining unpaid from prior Distribution Dates;
                              and
                        (iii) interest on the amount in clause (ii) at the
                              related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-2 Certificates will equal the sum
                        of:
                        (i)   the excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                        (ii)  any Class A-2 Basis Risk Carry Forward Amount
                              remaining unpaid from prior Distribution Dates;
                              and
                        (iii) interest on the amount in clause (ii) at the
                              related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1     As to any Distribution Date, the supplemental interest
AND B-2 BASIS RISK      amount for each of the Class M-1, M-2, B-1 and B-2
CARRY FORWARD AMOUNTS:  Certificates will equal the sum of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                        (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and
                        (iii) interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap).

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS  On each Distribution Date and after payments of  trustee
ON OFFERED              fees and other expenses, interest distributions from the
CERTIFICATES:           servicing and Interest Remittance Amount will be
                        allocated as follows:
                        (i)   the portion of the Interest Remittance Amount
                              attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;
                        (ii)  the portion of the Interest Remittance Amount
                              attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;
                        (iii) to the Class M-1 Certificates, its Accrued
                              Certificate Interest;
                        (iv)  to the Class M-2 Certificates, its Accrued
                              Certificate Interest;
                        (v)   to the Class B-1 Certificates, its Accrued
                              Certificate Interest; and
                        (vi)  to the Class B-2 Certificates, its Accrued
                              Certificate Interest.


PRINCIPAL               On each Distribution Date (a) prior to the Stepdown Date
DISTRIBUTIONS ON        or (b) on which a Trigger Event is in effect, principal
OFFERED CERTIFICATES:   distributions from the Principal Distribution Amount
                        will be allocated as follows:
                        (i)   to the Class A Certificates, allocated between the
                              Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii)  to the Class M-1 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;
                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;
                        (iv)  to the Class B-1 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero; and
                        (v)   to the Class B-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                        (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and
                        (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                        All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

INTEREST RATE CAP:      Beginning on the first Distribution Date, and for a
                        period of 35 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class A-2 Certificates.

                        If the 1-month LIBOR rate exceeds 7.00%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.00% (on an Actual/360 day count basis) up to a maximum of 155bps and (ii) the Interest Rate Cap Notional Balance.

INTEREST RATE CAP       The Interest Rate Cap Payment shall be available to pay
PAYMENT ALLOCATION:     any Basis Risk Carry Forward Amount due the Class A-2
                        Certificates.

ALLOCATION OF NET       For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS          Cashflow shall be paid as follows:
CASHFLOW:               (i)    to the Class M-1 Certificates, the unpaid
                               interest shortfall amount;
                        (ii)   to the Class M-1 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (iii)  to the Class M-2 Certificates, the unpaid
                               interest shortfall amount;
                        (iv)   to the Class M-2 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (v)    to the Class B-1 Certificates, the unpaid
                               interest shortfall amount;
                        (vi)   to the Class B-1 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (vii)  to the Class B-2 Certificates, the unpaid
                               interest shortfall amount;
                        (viii) to the Class B-2 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (ix)   concurrently, any Class A-1 Basis Risk Carry
                               Forward Amount to the Class A-1 Certificates, any
                               Class A-2 Basis Risk Carry Forward Amount to the
                               Class A-2 Certificates; and
                        (x)    sequentially, to Classes M-1, M-2, B-1 and B-2
                               Certificates, in such order, any Basis Risk Carry
                               Forward Amount for such classes.

INTEREST REMITTANCE     For any Distribution Date, the portion of available
AMOUNT:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE     For any Distribution Date and each class of Offered
INTEREST:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief
                        Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION  On any Distribution Date, the sum of (i) the Basic
AMOUNT: Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL         On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:    aggregate Principal Remittance Amount over (ii) the
                        Excess Subordinated Amount, if any.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PRINCIPAL REMITTANCE    On any Distribution Date, the sum of (i) all scheduled
AMOUNT:                 payments of principal collected or advanced on the
                        Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased
                        Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution
                        Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and
                        (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS      For any Distribution Date is the amount of funds
CASHFLOW:               available for distribution on such Distribution Date
                        remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL         For any Distribution Date, the lesser of (i) the excess
DISTRIBUTION AMOUNT:    of (x) interest collected or advanced with respect to
                        the Mortgage Loans with due dates in the related Due
                        Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                        Distribution Date.

EXCESS SUBORDINATED     For any Distribution Date, means the excess, if any of
AMOUNT:                 (i) the overcollateralization and (ii) the required
                        overcollateralization for such Distribution Date.

CLASS A PRINCIPAL       For any Distribution Date, the percentage equivalent of
ALLOCATION PERCENTAGE:  a fraction, determined as follows:  (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                        Remittance Amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance
                        Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II
                        Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL       For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the aggregate Certificate Principal Balance of
                        the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related Due Period over $2,529,366.

CLASS M-1 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,529,366.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS M-2 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date) and (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $2,529,366.

CLASS B-1 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,529,366.

CLASS B-2 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class B-1
                        Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such
                        Distribution Date) and (vi) the Certificate Principal
                        Balance of the Class B-2 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $2,529,366.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:      It is anticipated that the Class A-2 and Class M-1
                        Certificates will be SMMEA eligible.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PROSPECTUS:             The Class A-2, Class M-1, Class M-2, Class B-1 and
                        Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                        Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
  -------------     ----------    -----------    -----------   -----------    -----------
     Initial               100            100            100           100            100
  November 2003             99             80             74            67             61
  November 2004             98             61             50            40             30
  November 2005             96             45             32            20             11
  November 2006             95             35             26            20             11
  November 2007             94             28             20            14             10
  November 2008             92             23             15            10              7
  November 2009             90             19             12             7              5
  November 2010             88             15              9             5              3
  November 2011             86             12              7             4              3
  November 2012             84             10              5             3              1
  November 2013             81              8              4             2              0
  November 2014             79              7              3             2              0
  November 2015             76              5              3             1              0
  November 2016             73              4              2             0              0
  November 2017             58              3              1             0              0
  November 2018             55              3              1             0              0
  November 2019             52              2              0             0              0
  November 2020             49              2              0             0              0
  November 2021             45              2              0             0              0
  November 2022             41              1              0             0              0
  November 2023             36              1              0             0              0
  November 2024             32              0              0             0              0
  November 2025             29              0              0             0              0
  November 2026             26              0              0             0              0
  November 2027             22              0              0             0              0
  November 2028             18              0              0             0              0
  November 2029             13              0              0             0              0
  November 2030              8              0              0             0              0
  November 2031              3              0              0             0              0
  November 2032              0              0              0             0              0
 Average Life
 to Maturity (years)     17.73           4.19           3.18          2.48           1.94
 Average Life
 to Call (1)             17.70           3.83           2.87          2.21           1.71
 (years)

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
  -------------     ----------    -----------    -----------   -----------    -----------
     Initial               100            100            100           100            100
  November 2003            100            100            100           100            100
  November 2004            100            100            100           100            100
  November 2005            100            100            100           100            100
  November 2006            100             87             64            46             82
  November 2007            100             70             48            32             20
  November 2008            100             57             36            22             13
  November 2009            100             46             27            15              8
  November 2010            100             37             20            10              5
  November 2011            100             29             15             7              1
  November 2012            100             24             11             5              0
  November 2013            100             19              8             2              0
  November 2014            100             15              6             0              0
  November 2015            100             12              4             0              0
  November 2016            100              9              2             0              0
  November 2017            100              7              0             0              0
  November 2018            100              5              0             0              0
  November 2019            100              4              0             0              0
  November 2020            100              2              0             0              0
  November 2021            100              0              0             0              0
  November 2022            100              0              0             0              0
  November 2023            100              0              0             0              0
  November 2024             95              0              0             0              0
  November 2025             86              0              0             0              0
  November 2026             76              0              0             0              0
  November 2027             65              0              0             0              0
  November 2028             54              0              0             0              0
  November 2029             41              0              0             0              0
  November 2030             27              0              0             0              0
  November 2031             11              0              0             0              0
  November 2032              0              0              0             0              0
 Average Life
 to Maturity (years)     26.09           7.77           5.90          5.02           4.83
 Average Life
 to Call (1)             25.97           7.08           5.34          4.57           4.47
 (years)

 (1) 10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
  -------------     ----------    -----------    -----------   -----------    -----------
     Initial               100            100            100           100            100
  November 2003            100            100            100           100            100
  November 2004            100            100            100           100            100
  November 2005            100            100            100           100            100
  November 2006            100             87             64            46             33
  November 2007            100             70             48            32             20
  November 2008            100             57             36            22             13
  November 2009            100             46             27            15              8
  November 2010            100             37             20            10              3
  November 2011            100             29             15             7              0
  November 2012            100             24             11             2              0
  November 2013            100             19              8             0              0
  November 2014            100             15              5             0              0
  November 2015            100             12              1             0              0
  November 2016            100              9              0             0              0
  November 2017            100              7              0             0              0
  November 2018            100              3              0             0              0
  November 2019            100              1              0             0              0
  November 2020            100              0              0             0              0
  November 2021            100              0              0             0              0
  November 2022            100              0              0             0              0
  November 2023            100              0              0             0              0
  November 2024             95              0              0             0              0
  November 2025             86              0              0             0              0
  November 2026             76              0              0             0              0
  November 2027             65              0              0             0              0
  November 2028             54              0              0             0              0
  November 2029             41              0              0             0              0
  November 2030             27              0              0             0              0
  November 2031             11              0              0             0              0
  November 2032              0              0              0             0              0
 Average Life
 to Maturity (years)     26.09           7.70           5.82          4.83           4.36
 Average Life
 to Call (1)             25.97           7.08           5.32          4.43           4.04
 (years)

(1) 10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      Dates         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
  -------------     ----------    -----------    -----------   -----------    -----------
     Initial               100            100            100           100            100
  November 2003            100            100            100           100            100
  November 2004            100            100            100           100            100
  November 2005            100            100            100           100            100
  November 2006            100             87             64            46             33
  November 2007            100             70             48            32             20
  November 2008            100             57             36            22             10
  November 2009            100             46             27            14              2
  November 2010            100             37             20             6              0
  November 2011            100             29             13             0              0
  November 2012            100             24              7             0              0
  November 2013            100             19              2             0              0
  November 2014            100             14              0             0              0
  November 2015            100              9              0             0              0
  November 2016            100              4              0             0              0
  November 2017            100              0              0             0              0
  November 2018            100              0              0             0              0
  November 2019            100              0              0             0              0
  November 2020            100              0              0             0              0
  November 2021            100              0              0             0              0
  November 2022            100              0              0             0              0
  November 2023            100              0              0             0              0
  November 2024             95              0              0             0              0
  November 2025             86              0              0             0              0
  November 2026             76              0              0             0              0
  November 2027             65              0              0             0              0
  November 2028             54              0              0             0              0
  November 2029             41              0              0             0              0
  November 2030             27              0              0             0              0
  November 2031              8              0              0             0              0
  November 2032              0              0              0             0              0
 Average Life
 to Maturity (years)     26.06           7.50           5.63          4.61           4.05
 Average Life
 to Call (1)             25.97           7.08           5.30          4.35           3.85
 (years)

(1) 10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

    Dates                 PPC 0%             PPC 75%              PPC 100%              PPC 125%             PPC 150%
 -------------            -----------        --------------       --------------        --------------       ---------------
    Initial                       100                   100                  100                   100                  100
 November 2003                    100                   100                  100                   100                  100
 November 2004                    100                   100                  100                   100                  100
 November 2005                    100                   100                  100                   100                  100
 November 2006                    100                    87                   64                    46                   33
 November 2007                    100                    70                   48                    32                    9
 November 2008                    100                    57                   36                    13                    0
 November 2009                    100                    46                   24                     0                    0
 November 2010                    100                    37                    8                     0                    0
 November 2011                    100                    29                    0                     0                    0
 November 2012                    100                    16                    0                     0                    0
 November 2013                    100                     5                    0                     0                    0
 November 2014                    100                     0                    0                     0                    0
 November 2015                    100                     0                    0                     0                    0
 November 2016                    100                     0                    0                     0                    0
 November 2017                    100                     0                    0                     0                    0
 November 2018                    100                     0                    0                     0                    0
 November 2019                    100                     0                    0                     0                    0
 November 2020                    100                     0                    0                     0                    0
 November 2021                    100                     0                    0                     0                    0
 November 2022                    100                     0                    0                     0                    0
 November 2023                    100                     0                    0                     0                    0
 November 2024                     95                     0                    0                     0                    0
 November 2025                     86                     0                    0                     0                    0
 November 2026                     76                     0                    0                     0                    0
 November 2027                     65                     0                    0                     0                    0
 November 2028                     54                     0                    0                     0                    0
 November 2029                     41                     0                    0                     0                    0
 November 2030                     24                     0                    0                     0                    0
 November 2031                      0                     0                    0                     0                    0
 November 2032                      0                     0                    0                     0                    0
 Average Life to Maturity       25.94                  7.01                 5.25                  4.28                 3.74
 (years)
 Average Life to Call (1)       25.94                  6.98                 5.23                  4.26                 3.73
 (years)

(1) 10% Optional Clean-Up Call

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD          CLASS A-2 CAP   CLASS M-1 CAP   CLASS M-2 CAP   CLASS B-1 CAP    CLASS B-2 CAP
                      (%)            (%)              (%)            (%)             (%)
--------        -------------   -------------   -------------   -------------    -------------
                 ACTUAL/360      ACTUAL/360      ACTUAL/360      ACTUAL/360      ACTUAL/360
   0                     -             -              -                -              -
   1                  9.78          8.05            8.05             8.05           8.05
   2                  9.26          7.53            7.53             7.53           7.53
   3                  9.26          7.53            7.53             7.53           7.53
   4                 10.09          8.34            8.34             8.34           8.34
   5                  9.27          7.53            7.53             7.53           7.53
   6                  9.53          7.78            7.78             7.78           7.78
   7                  9.28          7.53            7.53             7.53           7.53
   8                  9.54          7.78            7.78             7.78           7.78
   9                  9.29          7.53            7.53             7.53           7.53
  10                  9.30          7.53            7.53             7.53           7.53
  11                  9.56          7.78            7.78             7.78           7.78
  12                  9.31          7.53            7.53             7.53           7.53
  13                  9.58          7.78            7.78             7.78           7.78
  14                  9.32          7.53            7.53             7.53           7.53
  15                  9.33          7.53            7.53             7.53           7.53
  16                  9.88          8.05            8.05             8.05           8.05
  17                  9.35          7.53            7.53             7.53           7.53
  18                  9.62          7.78            7.78             7.78           7.78
  19                  9.37          7.53            7.53             7.53           7.53
  20                  9.65          7.79            7.79             7.79           7.79
  21                  9.86          7.92            7.92             7.92           7.92
  22                  9.95          7.97            7.97             7.97           7.97
  23                 10.24          8.24            8.24             8.24           8.24
  24                  9.97          7.97            7.97             7.97           7.97
  25                 10.26          8.24            8.24             8.24           8.24
  26                 10.00          7.98            7.98             7.98           7.98
  27                 10.21          8.16            8.16             8.16           8.16
  28                 11.19          9.06            9.06             9.06           9.06
  29                 10.27          8.18            8.18             8.18           8.18
  30                 10.58          8.45            8.45             8.45           8.45
  31                 10.30          8.18            8.18             8.18           8.18
  32                 10.62          8.46            8.46             8.46           8.46
  33                 10.82          8.58            8.58             8.58           8.58
  34                 11.18          9.08            9.08             9.08           9.08
  35                 11.52          9.39            9.39             9.39           9.39
  36                 11.22          9.08            9.08             9.08           9.08
  37                 23.65          9.39            9.39             9.39           9.39
  38                 11.27          9.09            9.09             9.09           9.09

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD          CLASS A-2 CAP   CLASS M-1 CAP   CLASS M-2 CAP   CLASS B-1 CAP    CLASS B-2 CAP
                      (%)            (%)              (%)            (%)             (%)
--------        -------------   -------------   -------------   -------------    -------------
                 ACTUAL/360      ACTUAL/360      ACTUAL/360      ACTUAL/360       ACTUAL/360
   39               11.60            9.41            9.41            9.41              9.41
   40               13.00           10.79           10.79           10.79             10.79
   41               11.69            9.75            9.75            9.75              9.75
   42               12.07           10.07           10.07           10.07             10.07
   43               11.68            9.75            9.75            9.75              9.75
   44               12.08           10.07           10.07           10.07             10.07
   45               11.97           10.01           10.01           10.01             10.01
   46               12.14           10.34           10.34           10.34             10.34
   47               12.54           10.68           10.68           10.68             10.68
   48               12.14           10.34           10.34           10.34             10.34
   49               12.54           10.68           10.68           10.68             10.68
   50               12.14           10.34           10.34           10.34             10.34
   51               12.38           10.58           10.58           10.58             10.58
   52               13.89           12.07           12.07           12.07             12.07
   53               12.55           10.90           10.90           10.90             10.90
   54               12.96           11.26           11.26           11.26             11.26
   55               12.54           10.90           10.90           10.90             10.90
   56               12.96           11.26           11.26           11.26             11.26
   57               12.75           11.08           11.08           11.08             11.08
   58               12.91           11.40           11.40           11.40             11.40
   59               13.34           11.78           11.78           11.78             11.78
   60               12.91           11.40           11.40           11.40             11.40
   61               13.34           11.78           11.78           11.78             11.78
   62               12.91           11.40           11.40           11.40             11.40
   63               13.09           11.54           11.54           11.54             11.54
   64               14.17           12.67           12.67           12.67             12.67
   65               13.25           11.85           11.85           11.85             11.85
   66               13.70           12.24           12.24           12.24             12.24
   67               13.25           11.85           11.85           11.85             11.85
   68               13.69           12.24           12.24           12.24             12.24
   69               13.33           11.90           11.90           11.90             11.90
   70               13.41           12.06           12.06           12.06             12.06
   71               13.86           12.46           12.46           12.46             12.46
   72               13.41           12.06           12.06           12.06             12.06
   73               13.86           12.46           12.46           12.46             12.46
   74               13.41           12.05           12.05           12.05             12.05
   75               13.41           12.05           12.05           12.05             12.05
   76               14.85           13.34           13.34           13.34             13.34

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD          CLASS A-2 CAP   CLASS M-1 CAP   CLASS M-2 CAP   CLASS B-1 CAP    CLASS B-2 CAP
                      (%)            (%)              (%)            (%)             (%)
--------        -------------   -------------   -------------   -------------    -------------
                 ACTUAL/360      ACTUAL/360      ACTUAL/360      ACTUAL/360       ACTUAL/360
   77               13.41           12.05           12.05           12.05             12.05
   78               13.86           12.45           12.45           12.45             12.45
   79               13.41           12.05           12.05           12.05             12.05
   80               13.86           12.45           12.45           12.45             12.45
   81               13.41           12.04           12.04           12.04             12.04
   82               13.41           12.04           12.04           12.04             12.04
   83               12.33           12.44           12.44           12.44             12.44
   84               11.88           12.04           12.04           12.04             12.04
   85               12.29           12.44           12.44           12.44             12.44
   86               11.91           12.04           12.04           12.04             12.04
   87               11.93           12.04           12.04           12.04             12.04
   88               13.23           13.32           13.32           13.32             13.32
   89               11.96           12.03           12.03           12.03             12.03
   90               12.38           12.43           12.43           12.43             12.43
   91               12.00           12.03           12.03           12.03             12.03
   92               12.42           12.43           12.43           12.43             12.43
   93               12.04           12.03           12.03           12.03             12.03
   94               12.06           12.03           12.03           12.03             12.03
   95               12.49           12.43           12.43           12.43             12.43
   96               12.11           12.02           12.02           12.02             12.02
   97               12.54           12.42           12.42           12.42             12.42
   98               12.15           12.02           12.02           12.02             12.02
   99               12.18           12.02           12.02           12.02             12.02
   100              13.51           13.31           13.31           13.31             13.31
   101              12.23           12.02           12.02           12.02             12.02
   102              12.66           12.42           12.42           12.42             12.42
   103              12.28           12.02           12.02           12.02             12.02
   104              12.72           12.42           12.42           12.42             12.42
   105              12.34           12.01           12.01           12.01             12.01
   106              12.36           12.01           12.01           12.01                 -
   107              12.81           12.41           12.41           12.41                 -
   108              12.42           12.01           12.01           12.01                 -
   109              12.87           12.41           12.41           12.41                 -
   110              12.49           12.01           12.01           12.01                 -
   111              12.52           12.01           12.01           12.01                 -
   112              13.42           12.83           12.83           12.83                 -
   113              12.59           12.01           12.01           12.01                 -
   114              13.04           12.40           12.40           12.40                 -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD          CLASS A-2 CAP   CLASS M-1 CAP   CLASS M-2 CAP   CLASS B-1 CAP    CLASS B-2 CAP
                      (%)            (%)              (%)            (%)             (%)
--------        -------------   -------------   -------------   -------------    -------------
                 ACTUAL/360      ACTUAL/360      ACTUAL/360      ACTUAL/360       ACTUAL/360
   115              12.66           12.00           12.00           12.00                 -
   116              13.12           12.40           12.40           12.40                 -
   117              12.74           12.00           12.00           12.00                 -
   118              12.78           12.00           12.00           12.00                 -
   119              13.24           12.40           12.40           12.40                 -
   120              12.86           12.00           12.00           12.00                 -
   121              13.33           12.40           12.40           12.40                 -
   122              12.94           12.00           12.00           12.00                 -
   123              12.99           12.00           12.00           12.00                 -
   124              14.43           13.28           13.28           13.28                 -
   125              13.08           11.99           11.99           11.99                 -
   126              13.57           12.39           12.39           12.39                 -
   127              13.18           11.99           11.99           11.99                 -
   128              13.67           12.39           12.39           12.39                 -
   129              13.28           11.99           11.99           11.99                 -
   130              13.33           11.99           11.99           11.99                 -
   131              13.83           12.39           12.39           12.39                 -
   132              13.44           11.99           11.99           11.99                 -
   133              13.95           12.39           12.39           12.39                 -
   134              13.56           11.99           11.99           11.99                 -
   135              13.62           11.99           11.99           11.99                 -
   136              15.15           13.27           13.27           13.27                 -
   137              13.75           11.99           11.99           11.99                 -
   138              14.28           12.38           12.38           12.38                 -
   139              13.88           11.98           11.98           11.98                 -
   140              14.42           12.38           12.38           12.38                 -
   141              14.02           11.98           11.98           11.98                 -
   142              14.10           11.98           11.98               -                 -
   143              14.64           12.38           12.38               -                 -
   144              14.25           11.98           11.98               -                 -
   145              14.80           12.38           12.38               -                 -
   146              14.41           11.98           11.98               -                 -
   147              14.49           11.98           11.98               -                 -
   148              16.14           13.26           13.26               -                 -
   149              14.66           11.98           11.98               -                 -
   150              15.24           12.38           12.38               -                 -
   151              14.84           11.98           11.98               -                 -
   152              15.44           12.38           12.38               -                 -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD          CLASS A-2 CAP   CLASS M-1 CAP   CLASS M-2 CAP   CLASS B-1 CAP    CLASS B-2 CAP
                      (%)            (%)              (%)            (%)             (%)
--------        -------------   -------------   -------------   -------------    -------------
                 ACTUAL/360      ACTUAL/360      ACTUAL/360      ACTUAL/360       ACTUAL/360
   153              15.03           11.98           11.98               -                 -
   154              15.13           11.98           11.98               -                 -
   155              15.74           12.38           12.38               -                 -
   156              15.34           11.98           11.98               -                 -
   157              15.96           12.38           12.38               -                 -
   158              15.56           11.98           11.98               -                 -
   159              15.67           11.98           11.98               -                 -
   160              16.88           12.80           12.80               -                 -
   161              15.91           11.98           11.98               -                 -
   162              16.57           12.38           12.38               -                 -
   163              16.16           11.98           11.98               -                 -
   164              16.83           12.38           12.38               -                 -
   165              16.42           11.98               -               -                 -
   166              16.56           11.98               -               -                 -
   167              17.25           12.38               -               -                 -
   168              16.84           11.98               -               -                 -
   169              17.55           12.38               -               -                 -
   170              17.14           11.98               -               -                 -
   171              17.29           11.98               -               -                 -
   172              19.32           13.26               -               -                 -
   173              17.62           11.98               -               -                 -
   174              18.38           12.38               -               -                 -
   175              17.96           11.98               -               -                 -
   176              18.74           12.38               -               -                 -
   177              19.27               -               -               -                 -
   178              19.97               -               -               -                 -
   179              21.02               -               -               -                 -
   180              20.73               -               -               -                 -
   181              21.85               -               -               -                 -
   182              21.59               -               -               -                 -
   183              22.06               -               -               -                 -
   184              24.99               -               -               -                 -
   185              23.11               -               -               -                 -
   186              24.48               -               -               -                 -
   187              24.32               -               -               -                 -
   188              25.83               -               -               -                 -
   189              25.73               -               -               -                 -
   190              26.53               -               -               -                 -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


PERIOD          CLASS A-2 CAP   CLASS M-1 CAP   CLASS M-2 CAP   CLASS B-1 CAP    CLASS B-2 CAP
                      (%)            (%)              (%)            (%)             (%)
--------        -------------   -------------   -------------   -------------    -------------
                 ACTUAL/360      ACTUAL/360      ACTUAL/360      ACTUAL/360       ACTUAL/360
   191              28.28               -               -               -                 -
   192              28.26               -               -               -                 -
   193              30.22               -               -               -                 -
   194              30.33               -               -               -                 -
   195              31.53               -               -               -                 -
   196              36.38               -               -               -                 -
   197              34.35               -               -               -                 -
   198              37.24               -               -               -                 -
   199              37.95               -               -               -                 -
   200              41.47               -               -               -                 -
   201              42.66               -               -               -                 -
   202              45.61               -               -               -                 -
   203              50.73               -               -               -                 -
   204              53.29               -               -               -                 -
   205              60.36               -               -               -                 -
   206              64.81               -               -               -                 -
   207              73.05               -               -               -                 -
   208              89.82               -               -               -                 -
   209              99.37               -               -               -                 -
   210             126.43               -               -               -                 -
   211             160.50               -               -               -                 -
   212             244.14               -               -               -                 -
   213             459.11               -               -               -                 -
   214                  *               -               -               -                 -
   215                  -               -               -               -                 -

* In Period 214, the A-2 Class has a balance of $2,044 and is paid $90,889 in interest.




1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                     Page 21

                                 MORGAN STANLEY
                                    2002-HE3
                      COLLATERAL ANALYSIS AS OF 11/01/2002
                                   ALL RECORDS
                                  3,482 RECORDS
                              BALANCE: 505,873,171


SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

1. Summary Statistics
2. Loan Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Range of Original Terms (months)
7. Range of Amortizing Original Terms (months)
8. Range of Stated Remaining Terms (months)
9. Range of Amortizing Remaining Terms (months)
10. Range of Original LTV Ratios
11. Range of Gross Margins (%)
12. Range of Minimum Mortgage Rates (%)
13. Range of Maximum Loan Rates (%)
14. Initial Periodic Cap (%)
15. Subsequent Periodic Cap (%)
16. Next Rate Adjustment Dates
17. Geographic Distribution (Top 15)
18. Occupancy
19. Property Type
20. Loan Purpose
21. Documentation Level
22. Credit Score
23. Prepayment Penalty Term



1. SUMMARY STATISTICS

Number of Mortgage Loans: 3,482
Aggregate Principal Balance: 505,873,171
Weighted Average Current Mortgage Rate: 8.304
Weighted Average Margin: 7.136
Weighted Average Maximum Rate: 15.184
Weighted Average Minimum Rate: 8.316
Weighted Average Original Term: 345
Weighted Average Stated Remaining Term: 341
Weighted Average Original LTV: 82.17
% First Lien: 100.00
% Owner Occupied: 96.54
% Purchase: 35.48
% Full Doc: 66.47
Weighted Average Credit Score: 628



2. LOAN ORIGINATOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
LOAN ORIGINATOR               MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
ACCREDITED                        3,002             447,594,577           88.48            8.271             340           81.66
DECISIONONE                         439              54,321,878           10.74            8.487             352           86.52
FFFC                                 34               3,245,034            0.64            9.527             353           81.98
OPTIONONE                             7                 711,682            0.14            9.538             354           74.62
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------



3. PRODUCT TYPES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
PRODUCT TYPES                 MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                       5                 545,042            0.11            7.499             116           61.95
Fixed - 15 Year                      91               8,365,049            1.65            8.132             177           72.97
Fixed - 20 Year                      42               4,249,045            0.84            8.056             237           77.41
Fixed - 25 Year                       4                 484,473             0.1            8.232             296           84.04
Fixed - 30 Year                     745              95,490,136           18.88            8.212             356           80.51
Balloon - 15/20                       2                 181,927            0.04            7.392             177           84.66
Balloon - 15/25                       2                 153,562            0.03            8.681             177           79.89
Balloon - 15/30                     269              30,358,602               6            8.549             176           85.02
ARM - 2 Year/6 Month                812             112,993,041           22.34            8.431             356           83.96
ARM - 3 Year/6 Month              1,510             253,052,295           50.02            8.265             356           82.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------



4. RANGE OF GROSS INTEREST RATES (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF GROSS                  NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
INTEREST RATES (%)            MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                         5                 692,145            0.14              5.87            356              80
6.000 - 6.999                       214              39,679,719            7.84             6.779            347           78.68
7.000 - 7.999                     1,198             194,612,689           38.47             7.629            343           81.38
8.000 - 8.999                     1,233             172,219,087           34.04             8.599            338           83.55
9.000 - 9.999                       658              80,182,190           15.85             9.557            339           83.61
10.000 - 10.999                     151              16,677,099             3.3            10.491            346           79.88
11.000 - 11.999                      21               1,736,047            0.34            11.452            329           72.23
13.000 - 13.999                       2                  74,195            0.01            13.899            245           44.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100             8.304            341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.790
Maximum: 13.990
Weighted Average: 8.304



5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF CUT-OFF DATE           NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
PRINCIPAL BALANCES ($)        MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                            5                 115,812            0.02            9.989             356           69.43
25,001 - 50,000                     131               5,539,419             1.1            9.421             301           72.55
50,001 - 75,000                     475              30,274,980            5.98            8.766             318           80.21
75,001 - 100,000                    583              50,948,728           10.07            8.561             329           81.66
100,001 - 125,000                   565              63,609,450           12.57            8.406             333           82.74
125,001 - 150,000                   469              64,052,075           12.66            8.373             344           83.16
150,001 - 175,000                   297              48,102,075            9.51            8.343             345           82.47
175,001 - 200,000                   271              50,584,703              10              8.2             347           81.67
200,001 - 225,000                   179              38,073,297            7.53            8.232             346           83.05
225,001 - 250,000                   125              29,769,377            5.88            8.098             348           82.86
250,001 - 275,000                    93              24,297,421             4.8             8.26             349           83.61
275,001 - 300,000                    67              19,230,788             3.8             8.03             354           82.22
300,001 - 325,000                    67              20,974,184            4.15            7.976             346           83.53
325,001 - 350,000                    41              13,797,931            2.73            8.213             339           84.27
350,001 - 375,000                    38              13,741,980            2.72            8.108             352           82.41
375,001 - 400,000                    35              13,750,372            2.72            8.023             346           80.52
400,001 - 425,000                     7               2,899,770            0.57            7.923             356            81.3
425,001 - 450,000                     9               3,968,259            0.78            7.937             357            81.8
450,001 - 475,000                     8               3,693,612            0.73                8             334           76.22
475,001 - 500,000                    15               7,403,581            1.46            7.345             357           74.98
500,001 - 525,000                     2               1,045,356            0.21            8.002             357           84.97
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 19,970
Maximum: 524,087
Average: 145,282



6. RANGE OF ORIGINAL TERMS (MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF                        NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
ORIGINAL TERMS (MONTHS)       MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                              5                 545,042            0.11            7.499             116           61.95
121 - 180                           364              39,059,140            7.72            8.455             176           82.41
181 - 240                            42               4,249,045            0.84            8.056             237           77.41
241 - 300                             5                 543,713            0.11            8.315             296           84.69
301 - 360                         3,066             461,476,232           91.22            8.295             356           82.22
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 345



7. RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF AMORTIZING             NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
ORIGINAL TERMS (MONTHS)       MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                              5                 545,042            0.11            7.499             116           61.95
121 - 180                            91               8,365,049            1.65            8.132             177           72.97
181 - 240                            45               4,592,450            0.91            8.019             238           78.11
241 - 300                             7                 697,275            0.14            8.395             270           83.63
301 - 360                         3,334             491,673,355           97.19             8.31             345           82.39
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 356



8. RANGE OF STATED REMAINING TERMS (MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF STATED                 NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
REMAINING TERMS (MONTHS)      MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
109 - 120                             5                 545,042            0.11            7.499             116           61.95
169 - 180                           364              39,059,140            7.72            8.455             176           82.41
229 - 240                            42               4,249,045            0.84            8.056             237           77.41
289 - 300                             5                 543,713            0.11            8.315             296           84.69
349 - 360                         3,066             461,476,232           91.22            8.295             356           82.22
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 359
Weighted Average: 341



9. RANGE OF AMORTIZING REMAINING TERMS (MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF AMORTIZING             NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
REMAINING TERMS (MONTHS)      MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
109 - 120                             5                 545,042            0.11            7.499             116           61.95
169 - 180                            91               8,365,049            1.65            8.132             177           72.97
229 - 240                            45               4,592,450            0.91            8.019             238           78.11
265 - 276                             1                  61,020            0.01            11.99             356              90
289 - 300                             9                 759,551            0.15            8.451             268           82.32
301 - 312                             2                 116,280            0.02            8.833             235           58.42
313 - 324                             4                 317,138            0.06            8.798             285           76.73
325 - 336                             6                 781,089            0.15            9.259             343           77.14
337 - 348                            26               2,327,107            0.46            8.753             343            83.3
349 - 360                         3,293             488,008,444           96.47            8.306             345            82.4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 115
Maximum: 360
Weighted Average: 352



10. RANGE OF ORIGINAL LTV RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF                        NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
ORIGINAL LTV RATIOS           MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                         6                 463,566            0.09            9.399             304           18.72
20.01 - 30.00                         9                 693,610            0.14            8.204             333           25.84
30.01 - 40.00                        22               1,926,004            0.38            8.364             333           35.06
40.01 - 50.00                        45               4,114,375            0.81            7.927             317           45.65
50.01 - 60.00                        98              11,152,006             2.2            8.341             331           55.91
60.01 - 70.00                       218              28,687,042            5.67            8.539             335           66.42
70.01 - 80.00                     1,485             226,949,210           44.86            8.061             345           78.81
80.01 - 90.00                     1,145             168,905,147           33.39            8.524             341           87.21
90.01 - 100.00                      454              62,982,211           12.45            8.494             336           97.53
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.74
Maximum: 100.00
Weighted Average: 82.17



11. RANGE OF GROSS MARGINS (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF                        NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
GROSS MARGINS (%)             MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,160             139,827,836           27.64             8.273            301           80.89
3.501 - 4.000                         1                 110,950            0.02               7.5            357              80
4.501 - 5.000                        24               5,009,000            0.99             6.716            357           81.68
5.001 - 5.500                        83              16,736,836            3.31             6.993            357            79.7
5.501 - 6.000                       230              43,645,200            8.63             7.389            356           80.45
6.001 - 6.500                       359              62,702,580           12.39             7.715            357            81.1
6.501 - 7.000                       400              65,839,335           13.01              8.02            356           82.65
7.001 - 7.500                       368              57,553,485           11.38              8.54            356            83.9
7.501 - 8.000                       320              43,251,282            8.55             8.856            356            83.9
8.001 - 8.500                       234              32,717,788            6.47             9.281            356           84.26
8.501 - 9.000                       155              21,494,705            4.25             9.671            356           84.42
9.001 - 9.500                        85              10,307,674            2.04             9.912            356           85.56
9.501 - 10.000                       51               5,543,673             1.1            10.357            356           84.67
10.001 - 10.500                       8                 875,666            0.17            11.075            356           81.77
10.501 - 11.000                       2                 157,307            0.03            11.351            355           57.09
11.001 - 11.500                       2                  99,853            0.02            11.736            356            75.2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100             8.304            341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.000
Maximum: 11.180
Weighted Average: 7.136



12. RANGE OF MINIMUM MORTGAGE RATES (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF MINIMUM                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
MORTGAGE RATES (%)            MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,160             139,827,836           27.64             8.273            301           80.89
5.501 - 6.000                         5                 692,145            0.14              5.87            356              80
6.001 - 6.500                        29               6,543,386            1.29             6.368            357           80.87
6.501 - 7.000                       137              26,047,790            5.15             6.916            357           80.08
7.001 - 7.500                       306              55,450,988           10.96             7.377            356           80.96
7.501 - 8.000                       491              82,527,756           16.31             7.873            356           82.55
8.001 - 8.500                       372              60,292,285           11.92              8.36            356           83.43
8.501 - 9.000                       446              64,189,439           12.69             8.858            356           83.85
9.001 - 9.500                       214              29,640,378            5.86             9.348            356           84.11
9.501 - 10.000                      219              28,581,546            5.65             9.857            356           85.05
10.001 -10.500                       58               7,070,001             1.4            10.332            356           81.08
10.501 - 11.000                      36               4,150,480            0.82            10.827            356           75.51
11.001 - 11.500                       6                 396,265            0.08            11.246            356           83.13
11.501 - 12.000                       3                 462,875            0.09            11.919            356           64.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100             8.304            341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.790
Maximum: 11.999
Weighted Average: 8.316



13. RANGE OF MAXIMUM LOAN RATES (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF MAXIMUM                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
LOAN RATES (%)                MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,160             139,827,836           27.64             8.273            301           80.89
11.501 - 12.000                       3                 432,533            0.09             5.818            356              80
12.001 - 12.500                      10               1,668,195            0.33             6.207            357           77.84
12.501 - 13.000                      30               4,861,496            0.96             6.751            357            79.4
13.001 - 13.500                      43               8,196,984            1.62             6.787            357           82.62
13.501 - 14.000                     153              27,338,408             5.4             7.135            357           81.65
14.001 - 14.500                     332              58,772,219           11.62             7.488            356           81.47
14.501 - 15.000                     515              85,412,357           16.88             7.975            356           82.88
15.001 - 15.500                     383              60,986,483           12.06             8.475            356           83.82
15.501 - 16.000                     444              62,668,703           12.39              8.97            356           83.91
16.001 - 16.500                     170              23,996,446            4.74             9.433            356           82.78
16.501 - 17.000                     160              21,864,910            4.32             9.897            356           83.33
17.001 - 17.500                      44               5,486,166            1.08            10.365            356           78.29
17.501 - 18.000                      30               3,686,638            0.73            10.866            356           74.35
18.001 - 18.500                       3                 286,811            0.06            11.235            356           86.22
18.501 - 19.000                       2                 386,987            0.08            11.941            356           61.26
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100             8.304            341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.790
Maximum: 18.999
Weighted Average: 15.184



14. INITIAL PERIODIC CAP (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
INITIAL PERIODIC CAP (%)      MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,160             139,827,836           27.64            8.273             301           80.89
1.5                               1,940             317,696,349            62.8            8.284             356           82.03
3                                   382              48,348,986            9.56            8.525             356           86.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.500
Maximum: 3.000
Weighted Average: 1.698



15. SUBSEQUENT PERIODIC CAP (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
SUBSEQUENT PERIODIC CAP (%)   MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,160             139,827,836           27.64            8.273             301           80.89
1                                 2,322             366,045,335           72.36            8.316             356           82.66
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 1.000
Weighted Average: 1.000



16. NEXT RATE ADJUSTMENT DATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
NEXT RATE                       NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
ADJUSTMENT DATES              MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Mar-04                                1                 180,716            0.04              8.6             352              80
Apr-04                                1                  62,747            0.01            8.875             353              90
May-04                               31               3,866,113            0.76            9.327             354           78.43
Jun-04                               66               7,365,772            1.46            8.885             355           85.75
Jul-04                              418              56,796,960           11.23             8.55             356           84.14
Aug-04                              292              44,201,931            8.74            8.125             357           83.92
Sep-04                                2                 392,217            0.08            7.846             358           82.57
Oct-04                                1                 126,584            0.03             9.25             359           87.95
Jan-05                                1                 126,816            0.03             9.25             350           84.44
Mar-05                                1                 107,463            0.02              8.5             352              90
Apr-05                               10               1,700,936            0.34            8.405             353           81.05
May-05                               35               6,137,928            1.21            9.122             354           79.62
Jun-05                               82              14,951,795            2.96            8.558             355            81.6
Jul-05                              556              89,507,041           17.69            8.299             356            81.3
Aug-05                              823             140,063,941           27.69            8.173             357           82.73
Sep-05                                2                 456,375            0.09            7.939             358           87.93
Fixed Rate Loans                  1,160             139,827,836           27.64            8.273             301           80.89
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------



17. GEOGRAPHIC DISTRIBUTION (TOP 15)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
GEOGRAPHIC DISTRIBUTION         NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
(TOP 15)                      MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
California                          872             170,412,655           33.69            8.037             351           80.32
Illinois                            192              30,384,755            6.01            8.424             346           80.52
Florida                             265              30,322,636            5.99            8.555             346           82.06
Ohio                                227              24,476,553            4.84            8.538             313           85.26
Indiana                             228              22,814,547            4.51            8.625             293           86.01
New York                            123              19,603,924            3.88            8.786             349           81.27
Arizona                             137              16,082,398            3.18            8.388             351           83.51
Pennsylvania                        128              14,241,397            2.82            8.563             324           85.35
Georgia                             120              13,702,344            2.71            8.534             350           85.74
Washington                           85              13,605,581            2.69                8             349           81.65
New Jersey                           67              11,412,135            2.26            8.339             321           80.67
Connecticut                          68              10,954,494            2.17            8.117             335           82.75
Maryland                             57              10,830,647            2.14            8.229             338           82.71
Virginia                             71              10,753,687            2.13            8.387             334            81.4
North Carolina                       91              10,434,715            2.06            8.408             351           83.89
Other                               751              95,840,703           18.95             8.39             340           83.32
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 48



18. OCCUPANCY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
OCCUPANCY                     MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Primary                           3,326             488,386,969           96.54            8.303             342           82.47
Investment                          136              15,787,420            3.12            8.323             329           73.16
Non-Owner Occupied                   17               1,499,948             0.3            8.546             356           80.61
Second Home                           3                 198,835            0.04            8.986             357           88.61
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------



19. PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
PROPERTY TYPE                 MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           2,722             387,383,797           76.58            8.311             339           82.49
PUD                                 277              50,605,651              10             8.19             351            82.6
2-4 Family                          208              32,490,853            6.42            8.444             341              79
Condo                               227              31,055,943            6.14             8.19             350           81.05
Townhouse                            22               2,351,569            0.46            8.739             351           84.93
Manufactured Housing                 26               1,985,359            0.39            8.784             315           75.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------



20. LOAN PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
LOAN PURPOSE                  MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               2,036             287,241,961           56.78            8.325             335           81.49
Purchase                          1,165             180,330,618           35.65            8.245             351           83.45
Refinance - Rate Term               281              38,300,592            7.57            8.426             339            81.3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------



21. DOCUMENTATION LEVEL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
DOCUMENTATION LEVEL           MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Full                              2,491             336,251,770           66.47            8.352             338           83.87
Stated Documentation                969             164,438,145           32.51            8.207             346           78.73
Limited                              22               5,183,255            1.02             8.29             356           81.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------



22. CREDIT SCORE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
CREDIT SCORE                  MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
NA                                   42               4,009,121            0.79             9.535            353           80.26
451 - 475                             2                 218,409            0.04            10.419            356           65.96
476 - 500                             6                 787,987            0.16            10.513            337           74.04
501 - 525                           150              20,758,491             4.1             9.349            350           75.14
526 - 550                           259              35,074,189            6.93              9.21            345           77.88
551 - 575                           363              50,188,379            9.92             8.912            342           81.59
576 - 600                           452              60,382,113           11.94             8.653            338           82.46
601 - 625                           498              70,013,380           13.84             8.348            335           83.53
626 - 650                           614              91,502,471           18.09              8.12            343           84.49
651 - 675                           441              67,067,602           13.26             7.908            342           82.44
676 - 700                           283              45,403,429            8.98             7.754            340            82.4
701 - 725                           180              28,773,163            5.69             7.588            343           81.87
726 - 750                           107              17,338,339            3.43             7.576            344           83.93
751 - 775                            60              10,598,350             2.1             7.366            347           79.79
776 - 800                            22               3,231,865            0.64             7.417            316            81.1
801 - 825                             3                 525,882             0.1             6.702            314           77.98
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100             8.304            341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 465
Maximum: 807
Weighted Average: 628



23. PREPAYMENT PENALTY TERM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
PREPAYMENT PENALTY TERM       MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                   210              26,217,539            5.18             8.68             350           81.45
12                                   82              13,824,642            2.73            8.503             344           79.14
18                                    1                 394,005            0.08             7.25             356              85
24                                  394              56,364,055           11.14            8.342             355           85.07
30                                   11               1,961,751            0.39            8.256             351            87.7
36                                1,906             302,294,936           59.76            8.303             351           82.19
42                                    2                 169,950            0.03            8.708             357           67.79
48                                   16               2,393,534            0.47            8.291             339           84.25
60                                  860             102,252,759           20.21            8.168             301           80.98
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,482             505,873,171             100            8.304             341           82.17
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 39



This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of [ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                    2002-HE3
                      COLLATERAL ANALYSIS AS OF 11/01/2002
                                     GROUP 2
                                  1,384 RECORDS
                              BALANCE: 209,342,033


SELECTION CRITERIA: GROUP 2
TABLE OF CONTENTS

1. Summary Statistics
2. Loan Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Range of Original Terms (months)
7. Range of Amortizing Original Terms (months)
8. Range of Stated Remaining Terms (months)
9. Range of Amortizing Remaining Terms (months)
10. Range of Original LTV Ratios
11. Range of Gross Margins (%)
12. Range of Minimum Mortgage Rates (%)
13. Range of Maximum Loan Rates (%)
14. Initial Periodic Cap (%)
15. Subsequent Periodic Cap (%)
16. Next Rate Adjustment Dates
17. Geographic Distribution (Top 15)
18. Occupancy
19. Property Type
20. Loan Purpose
21. Documentation Level
22. Credit Score
23. Prepayment Penalty Term



1. SUMMARY STATISTICS

Number of Mortgage Loans: 1,384
Aggregate Principal Balance: 209,342,033
Weighted Average Current Mortgage Rate: 8.319
Weighted Average Margin: 7.263
Weighted Average Maximum Rate: 14.834
Weighted Average Minimum Rate: 8.285
Weighted Average Original Term: 333
Weighted Average Stated Remaining Term: 329
Weighted Average Original LTV: 83.18
% First Lien: 100.00
% Owner Occupied: 96.38
% Purchase: 31.96
% Full Doc: 75.53
Weighted Average Credit Score: 632



2. LOAN ORIGINATOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
LOAN ORIGINATOR               MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
ACCREDITED                          904             151,063,439           72.16            8.227             320           82.04
DECISIONONE                         439              54,321,878           25.95            8.487             352           86.52
FFFC                                 34               3,245,034            1.55            9.527             353           81.98
OPTIONONE                             7                 711,682            0.34            9.538             354           74.62
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------



3. PRODUCT TYPES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
PRODUCT TYPES                 MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                       2                 176,108            0.08            8.415             116           63.89
Fixed - 15 Year                      58               5,260,091            2.51            8.255             176           74.84
Fixed - 20 Year                      28               2,582,066            1.23            8.191             236           80.44
Fixed - 25 Year                       4                 484,473            0.23            8.232             296           84.04
Fixed - 30 Year                     538              69,584,113           33.24             8.29             356           82.23
Balloon - 15/20                       2                 181,927            0.09            7.392             177           84.66
Balloon - 15/25                       1                 118,657            0.06             8.59             177           86.23
Balloon - 15/30                     206              23,848,670           11.39             8.59             176           87.18
ARM - 2 Year/6 Month                392              55,650,134           26.58             8.48             356           86.16
ARM - 3 Year/6 Month                153              51,455,795           24.58            8.075             356           80.42
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------



4. RANGE OF GROSS INTEREST RATES (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF GROSS                  NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
INTEREST RATES (%)            MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                         3                 432,533            0.21             5.818            356              80
6.000 - 6.999                       102              21,229,002           10.14             6.728            347           79.17
7.000 - 7.999                       396              73,550,687           35.13             7.608            333           81.82
8.000 - 8.999                       474              67,844,411           32.41             8.597            321           84.78
9.000 - 9.999                       312              35,812,006           17.11              9.55            325           86.07
10.000 - 10.999                      80               9,125,204            4.36            10.493            341              82
11.000 - 11.999                      15               1,273,995            0.61            11.468            327           73.67
13.000 - 13.999                       2                  74,195            0.04            13.899            245           44.55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100             8.319            329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.790
Maximum: 13.990
Weighted Average: 8.319



5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF CUT-OFF DATE           NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
PRINCIPAL BALANCES ($)        MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                            4                  91,083           0.04             10.597            356           66.56
25,001 - 50,000                      78               3,272,596           1.56              9.494            291           72.17
50,001 - 75,000                     236              15,070,887            7.2               8.83            301           81.12
75,001 - 100,000                    247              21,539,794           0.29              8.667            310            83.5
100,001 - 125,000                   226              25,433,887           2.15              8.543            311           84.81
125,001 - 150,000                   154              20,889,601           9.98              8.387            330           86.45
150,001 - 175,000                    78              12,591,587           6.01              8.479            329           84.35
175,001 - 200,000                    55              10,302,062           4.92              8.198            334           86.21
200,001 - 225,000                    47              10,012,985           4.78              8.391            326           85.68
225,001 - 250,000                    20               4,777,816           2.28               8.04            321           81.02
250,001 - 275,000                    13               3,408,258           1.63               7.88            329           83.88
275,001 - 300,000                    14               4,046,865           1.93              8.613            344           84.43
300,001 - 325,000                    62              19,414,433           9.27              7.963            345            83.6
325,001 - 350,000                    39              13,135,930           6.27              8.227            338           84.24
350,001 - 375,000                    37              13,386,134           6.39              8.104            351           82.34
375,001 - 400,000                    33              12,957,537           6.19              8.025            346           80.74
400,001 - 425,000                     7               2,899,770           1.39              7.923            356            81.3
425,001 - 450,000                     9               3,968,259            1.9              7.937            357            81.8
450,001 - 475,000                     8               3,693,612           1.76                  8            334           76.22
475,001 - 500,000                    15               7,403,581           3.54              7.345            357           74.98
500,001 - 525,000                     2               1,045,356            0.5              8.002            357           84.97
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033            100              8.319            329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 19,970
Maximum: 524,087
Average: 151,259



6. RANGE OF ORIGINAL TERMS (MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF                        NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
ORIGINAL TERMS (MONTHS)       MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                              2                 176,108            0.08            8.415             116           63.89
121 - 180                           267              29,409,344           14.05            8.522             176           84.95
181 - 240                            28               2,582,066            1.23            8.191             236           80.44
241 - 300                             4                 484,473            0.23            8.232             296           84.04
301 - 360                         1,083             176,690,042            84.4            8.287             356           82.94
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 333



7. RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF AMORTIZING             NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
ORIGINAL TERMS (MONTHS)       MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                              2                 176,108            0.08            8.415             116           63.89
121 - 180                            58               5,260,091            2.51            8.255             176           74.84
181 - 240                            30               2,763,992            1.32            8.139             232           80.72
241 - 300                             5                 603,130            0.29            8.303             273           84.47
301 - 360                         1,289             200,538,712           95.79            8.323             335           83.44
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 354



8. RANGE OF STATED REMAINING TERMS (MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF STATED                 NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
REMAINING TERMS (MONTHS)      MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
109 - 120                             2                 176,108            0.08            8.415             116           63.89
169 - 180                           267              29,409,344           14.05            8.522             176           84.95
229 - 240                            28               2,582,066            1.23            8.191             236           80.44
289 - 300                             4                 484,473            0.23            8.232             296           84.04
349 - 360                         1,083             176,690,042            84.4            8.287             356           82.94
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 358
Weighted Average: 329



9. RANGE OF AMORTIZING REMAINING TERMS (MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF AMORTIZING             NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
REMAINING TERMS (MONTHS)      MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
109 - 120                             2                 176,108            0.08            8.415             116           63.89
169 - 180                            58               5,260,091            2.51            8.255             176           74.84
229 - 240                            30               2,763,992            1.32            8.139             232           80.72
265 - 276                             1                  61,020            0.03            11.99             356              90
289 - 300                             6                 627,327             0.3            8.368             276            84.3
301 - 312                             1                  38,701            0.02              9.5             354              80
313 - 324                             1                  63,276            0.03             8.25             176              50
325 - 336                             5                 550,298            0.26            9.159             338           71.74
337 - 348                             8                 641,057            0.31            8.758             346           83.87
349 - 360                         1,272             199,160,162           95.14            8.318             335           83.49
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 360
Weighted Average: 350



10. RANGE OF ORIGINAL LTV RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF                        NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
ORIGINAL LTV RATIOS           MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                         2                  80,385            0.04            11.334             175             20
20.01 - 30.00                         4                 243,431            0.12             7.714             314          26.84
30.01 - 40.00                        10                 891,132            0.43             8.271             306          34.57
40.01 - 50.00                        22               1,452,772            0.69             7.973             314          44.42
50.01 - 60.00                        35               3,865,844            1.85             7.935             332          55.56
60.01 - 70.00                        81              11,301,658             5.4             8.617             325          66.04
70.01 - 80.00                       459              80,632,090           38.52             7.985             338          78.29
80.01 - 90.00                       513              75,028,247           35.84             8.553             325          87.43
90.01 - 100.00                      258              35,846,474           17.12             8.541             320          96.97
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100             8.319             329          83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 20.00
Maximum: 100.00
Weighted Average: 83.18



11. RANGE OF GROSS MARGINS (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF                        NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
GROSS MARGINS (%)             MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    839             102,236,104           48.84             8.354            301           82.95
4.501 - 5.000                        12               2,611,229            1.25             6.986            356           82.43
5.001 - 5.500                        28               6,705,057             3.2             7.071            356           79.54
5.501 - 6.000                        48              12,893,150            6.16             7.489            356           79.04
6.001 - 6.500                        61              17,610,805            8.41             7.655            356           79.14
6.501 - 7.000                        58              14,514,803            6.93             7.862            356           81.19
7.001 - 7.500                        51              10,951,556            5.23             8.355            356           85.55
7.501 - 8.000                        57               8,866,341            4.24             8.396            356           86.66
8.001 - 8.500                        70              10,939,471            5.23             8.833            356            87.7
8.501 - 9.000                        66              10,566,221            5.05             9.413            356            87.9
9.001 - 9.500                        56               7,134,227            3.41              9.76            356            87.1
9.501 - 10.000                       29               3,390,531            1.62            10.132            356           89.09
10.001 - 10.500                       6                 755,210            0.36            11.078            356           82.63
10.501 - 11.000                       1                  67,475            0.03             10.82            356              90
11.001 - 11.500                       2                  99,853            0.05            11.736            356            75.2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100             8.319            329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750
Maximum: 11.180
Weighted Average: 7.263



12. RANGE OF MINIMUM MORTGAGE RATES (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF MINIMUM                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
MORTGAGE RATES (%)            MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    839             102,236,104           48.84             8.354            301           82.95
5.501 - 6.000                         3                 432,533            0.21             5.818            356              80
6.001 - 6.500                        16               3,937,334            1.88             6.306            357           80.92
6.501 - 7.000                        43              10,221,145            4.88             6.858            357           79.23
7.001 - 7.500                        56              15,013,680            7.17             7.348            356           79.66
7.501 - 8.000                        88              22,252,701           10.63             7.852            356           82.44
8.001 - 8.500                        74              15,590,218            7.45             8.346            356           83.69
8.501 - 9.000                        84              14,749,082            7.05             8.842            356           86.34
9.001 - 9.500                        67               9,237,105            4.41             9.315            356           88.39
9.501 - 10.000                       76              10,487,904            5.01             9.834            356           88.56
10.001 -10.500                       22               3,004,910            1.44            10.322            356           85.78
10.501 - 11.000                      11               1,696,822            0.81            10.902            355           72.31
11.001 - 11.500                       3                 109,454            0.05            11.275            356           75.05
11.501 - 12.000                       2                 373,043            0.18            11.961            356           72.03
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100             8.319            329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.790
Maximum: 11.999
Weighted Average: 8.285



13. RANGE OF MAXIMUM LOAN RATES (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
RANGE OF MAXIMUM                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
LOAN RATES (%)                MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    839             102,236,104           48.84             8.354            301           82.95
11.501 - 12.000                       3                 432,533            0.21             5.818            356              80
12.001 - 12.500                      10               1,668,195             0.8             6.207            357           77.84
12.501 - 13.000                      28               4,601,885             2.2             6.796            357           79.37
13.001 - 13.500                      30               5,590,932            2.67             6.938            357           83.47
13.501 - 14.000                      59              11,511,763             5.5             7.383            356           83.06
14.001 - 14.500                      82              18,334,911            8.76             7.711            356           81.54
14.501 - 15.000                     112              25,137,302           12.01               8.2            356           83.57
15.001 - 15.500                      85              16,284,415            7.78             8.775            356           85.15
15.501 - 16.000                      82              13,228,346            6.32             9.368            356           86.93
16.001 - 16.500                      23               3,593,174            1.72              9.83            356           86.19
16.501 - 17.000                      17               3,771,267             1.8            10.027            356           84.81
17.001 - 17.500                       8               1,421,074            0.68            10.435            355           80.25
17.501 - 18.000                       5               1,232,980            0.59            11.046            355           67.66
18.501 - 19.000                       1                 297,154            0.14            11.999            356              70
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100             8.319            329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.790
Maximum: 18.999
Weighted Average: 14.834



14. INITIAL PERIODIC CAP (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
INITIAL PERIODIC CAP (%)      MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    839             102,236,104           48.84            8.354             301            82.95
1.5                                 163              58,756,943           28.07            8.089             356            80.57
3                                   382              48,348,986            23.1            8.525             356            86.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329            83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.500
Maximum: 3.000
Weighted Average: 2.177



15. SUBSEQUENT PERIODIC CAP (%)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
SUBSEQUENT PERIODIC CAP (%)   MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    839             102,236,104           48.84            8.354             301           82.95
1                                   545             107,105,929           51.16            8.285             356            83.4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 1.000
Weighted Average: 1.000



16. NEXT RATE ADJUSTMENT DATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
NEXT RATE                       NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
ADJUSTMENT DATES              MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Apr-04                                1                  62,747            0.03            8.875             353              90
May-04                               19               2,186,189            1.04            9.819             354           83.43
Jun-04                               37               4,146,622            1.98            8.974             355           84.47
Jul-04                              239              32,539,663           15.54            8.611             356           86.85
Aug-04                               96              16,714,913            7.98            7.927             357           85.57
May-05                                7               2,121,869            1.01            9.403             354           79.91
Jun-05                               16               5,428,722            2.59            8.172             355           83.61
Jul-05                               60              18,850,910               9              8.1             356           79.02
Aug-05                               69              24,733,757           11.81            7.926             357           80.72
Sep-05                                1                 320,537            0.15            7.659             358           89.17
Fixed Rate Loans                    839             102,236,104           48.84            8.354             301           82.95
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18



17. GEOGRAPHIC DISTRIBUTION (TOP 15)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
GEOGRAPHIC DISTRIBUTION         NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
(TOP 15)                      MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
California                          295              68,062,073           32.51            7.919             348           81.06
Florida                             122              15,106,252            7.22            8.696             343           84.41
Ohio                                 94               9,143,367            4.37            8.587             266           86.26
Indiana                              90               8,920,044            4.26            8.701             229           86.91
New York                             49               8,422,082            4.02            8.741             348           81.54
Illinois                             41               7,270,322            3.47            8.425             323           80.08
Pennsylvania                         60               6,762,568            3.23            8.601             302           86.34
Virginia                             44               6,516,495            3.11            8.401             327            81.2
Tennessee                            64               6,246,492            2.98            8.712             323           88.88
New Jersey                           34               6,108,171            2.92            8.339             301           81.18
North Carolina                       51               6,059,237            2.89            8.553             347           84.51
Washington                           36               5,960,901            2.85            8.018             350           80.63
Arizona                              48               5,467,876            2.61            8.439             345           85.43
Georgia                              45               5,213,852            2.49            8.817             341           86.05
Texas                                36               4,748,685            2.27            8.491             335           81.85
Other                               275              39,333,618           18.79            8.387             326           84.57
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 45



18. OCCUPANCY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
OCCUPANCY                     MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Primary                           1,312             201,759,036           96.38            8.313             330           83.47
Investment                           54               5,997,775            2.87            8.449             306           74.07
Non-Owner Occupied                   17               1,499,948            0.72            8.546             356           80.61
Second Home                           1                  85,274            0.04                9             356              90
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------



19. PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
PROPERTY TYPE                 MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,135             166,234,033           79.41            8.347             327           83.63
PUD                                  90              20,162,630            9.63            8.068             344            82.3
2-4 Family                           78              11,501,342            5.49            8.477             326           78.87
Condo                                58               9,529,658            4.55             8.03             344           82.88
Manufactured Housing                 16               1,085,836            0.52            8.517             288           71.78
Townhouse                             7                 828,536             0.4            9.748             339            91.6
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------



20. LOAN PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
LOAN PURPOSE                  MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 870             124,892,272           59.66            8.329             321           82.59
Purchase                            382              66,904,589           31.96            8.284             345           84.57
Refinance - Rate Term               132              17,545,172            8.38            8.384             326            82.1
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------



21. DOCUMENTATION LEVEL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
DOCUMENTATION LEVEL           MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
Full                              1,178             158,106,232           75.53            8.366             323            84.6
Stated Documentation                193              47,525,117            22.7            8.172             348            78.7
Limited                              13               3,710,685            1.77            8.201             356           80.11
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------



22. CREDIT SCORE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
CREDIT SCORE                  MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
NA                                   42               4,009,121            1.92             9.535            353           80.26
451 - 475                             2                 218,409             0.1            10.419            356           65.96
476 - 500                             4                 538,522            0.26             11.14            328            69.7
501 - 525                            33               3,705,932            1.77             9.801            322           74.86
526 - 550                            85              11,009,777            5.26             9.323            321           78.96
551 - 575                           157              22,132,786           10.57             9.085            332            83.8
576 - 600                           188              25,097,773           11.99             8.755            322           83.35
601 - 625                           229              34,104,916           16.29              8.43            321            83.8
626 - 650                           233              37,855,882           18.08             8.097            336           84.47
651 - 675                           157              24,771,666           11.83             7.902            330           83.11
676 - 700                            98              17,583,109             8.4             7.649            330           83.75
701 - 725                            69              12,512,732            5.98             7.435            331            82.1
726 - 750                            42               7,471,293            3.57             7.559            335           87.45
751 - 775                            32               6,597,426            3.15              7.37            344           82.13
776 - 800                            12               1,593,623            0.76             7.538            305           78.59
801 - 825                             1                 139,067            0.07              6.23            357              80
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100             8.319            329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 465
Maximum: 807
Weighted Average: 632



23. PREPAYMENT PENALTY TERM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % OF
                                                                      MORTGAGE POOL
                                                     AGGREGATE         BY AGGREGATE       WEIGHTED        WEIGHTED       WEIGHTED
                                NUMBER OF          CUT-OFF DATE        CUT-OFF DATE     AVERAGE GROSS      AVERAGE        AVERAGE
PREPAYMENT PENALTY TERM       MORTGAGE LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE  INTEREST RATE  REMAINING TERM  ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                   100              11,773,598            5.62            8.849             343           81.09
12                                   45               8,912,468            4.26            8.389             346           79.83
18                                    1                 394,005            0.19             7.25             356              85
24                                  318              43,553,726           20.81            8.405             355           86.97
30                                    3                 578,453            0.28            7.277             337           93.64
36                                  331              73,056,569            34.9            8.244             339           81.31
48                                    6               1,298,274            0.62            8.426             343           86.65
60                                  580              69,774,940           33.33            8.259             297           83.38
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,384             209,342,033             100            8.319             329           83.18
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 41



This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected
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